Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following brief description of the Hewlett Packard Enterprise 401(k) Plan (the Plan) provides only general information. Participants should refer to the summary plan description for a more complete description of the Plan’s provisions.

General

The Plan is a defined contribution plan covering eligible employees of Hewlett Packard Enterprise Company (the Company, Employer, Plan Sponsor, or HPE) and designated domestic subsidiaries who are on the U.S. payroll and who are employed as regular full-time, regular part-time or limited-term employees. The Plan was established on November 1, 2015. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan’s recordkeeper and trustee is Fidelity Workplace Services LLC (Fidelity) and Fidelity Management Trust Company (FMTC), respectively.

Investments

Assets of the Plan are invested in a five-tier investment structure. Tier 1 includes nine Birth Date Funds and the Conservative Portfolio. The Birth Date Funds’ investment strategies are designed to become more conservative as participants grow older. The Conservative Portfolio’s investment strategy is designed for a participant who has a low tolerance for risk and/or a shorter time horizon for investing. Tier 2 includes five actively-managed institutional funds from the main asset classes - stocks, bonds, and short-term investments. Tier 3 includes four index funds that seek to mirror a specific market index by investing in similar equities and bonds that the index funds are benchmarked against. Tier 4 includes the HPE Stock Fund which consists of the Company’s common stock and a cash component. Tier 5 is a self-directed brokerage window that offers thousands of brand-name mutual funds and exchange-traded funds (ETFs) through an affiliate of Fidelity. All investments are participant-directed.

The Plan includes an employee stock ownership plan feature (the ESOP) within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the Code). The ESOP is maintained as part of the Plan and is designed to invest primarily in the Company’s common stock. The purpose of the ESOP is to permit eligible participants the option of having dividends on the Company’s common stock re-invested in the Plan or paid directly to them in cash.

If a participant’s daily account balance holds more than 20% invested in the HPE Stock Fund, the participant will not be forced to reduce his or her holdings in the HPE Stock Fund; however, the investment election for ongoing contributions and loan repayments will be limited to a maximum of 20% in the HPE Stock Fund. Any percentage above the 20% limit for ongoing contributions and loan repayments will automatically be directed to the appropriate Birth Date Fund based generally on the year the participant was born. In addition, future requested exchanges into the HPE Stock Fund will be blocked if the requested change will cause the participant to exceed the 20% limit or if the participant is already at or above the 20% limit. Finally, if the participant chooses to rebalance his or her portfolio, the respective holdings in the HPE Stock Fund will be limited to a maximum of 20% regardless of the current investments in the HPE Stock Fund.

Contributions

The Company matching contribution is equal to 100% of the first 4% of eligible compensation a participant contributes each payroll period. The Company matching contribution will be funded after the end of the calendar quarter. In order to qualify for the quarterly Company matching contribution, a participant must be employed by HPE or a member of its affiliated group on the last day of the quarter or have terminated employment during the calendar quarter as a result of such participant’s death, or for terminations preceding August 1, 2025 only in connection with a sale or other disposition by the Company of the business unit in which the participant was employed.

In addition, a participant is entitled to receive the Company matching contribution “true-up” in an amount equal to the difference between 100% of the first 4% of eligible compensation a participant contributed during a plan year and the sum of Company matching contributions contributed on behalf of such participant during the calendar year, if the participant is an eligible employee with HPE at the end of the calendar year (with a few limited exceptions) or terminates employment due to the approved termination events.

Participants may contribute, up to 50% of their eligible compensation on a per payroll period basis, as defined in the plan document and subject to Code Section 401(a)(17). Employees can choose pre-tax contributions, after-tax Roth 401(k) contributions, non-Roth after-tax contributions or a combination of the three, subject to the aggregate limits. Contributions are also subject to annual limits specified under the Code. The Code’s annual limit on pre-tax and Roth 401(k) contributions was $23,500 for 2025. The Plan’s annual limit on non-Roth after-tax contributions is established by the plan administrator in its discretion and was $23,500 for 2025. Participants who are age 50 or older by the end of the plan year can contribute an additional $7,500 above the foregoing annual limits. Contributions can be made as whole or fractional percentages of eligible compensation. Pre-tax contributions and after-tax Roth 401(k) contributions are eligible for the Company matching contributions. Non-Roth after-tax contributions and catch-up contributions are not eligible for the Company matching contributions.

Eligible employees are enrolled automatically in the Plan at a 3% pre-tax contribution rate in the Birth Date Fund based generally on the year the eligible employee was born.

The Plan also accepts rollover contributions of amounts representing distributions from other qualified defined benefit or defined contribution plans, including amounts from a Roth deferred account, as described in Section 402A(e)(1) of the Code, to the extent the rollover is permitted under Section 402(c) of the Code.

Vesting

Participants are fully-vested at all times with regard to their pre-tax, Roth 401(k) and non-Roth after-tax contributions and earnings thereon.

In general, participants become fully-vested in their Company matching contributions and earnings thereon upon completion of one year of vesting service. In addition, a participant becomes 100% vested in their Company matching contributions, and earnings thereon, at attainment of age 65, death before termination of employment, or termination of employment due to a partial or total disability while receiving long-term disability benefits under the Hewlett Packard Enterprise Disability Plan.

Participants are also fully vested in their Company matching contributions, and earnings thereon, if they terminated employment prior to August 1, 2025 in connection with a sale or divestiture by the Company of the business unit in which the participant had been employed, pursuant to the terms of certain service schedules under the approved termination events, or as set forth in the plan document.

Participant Accounts

Each participant’s account is credited with the participant’s contributions, applicable Company matching contributions, and plan earnings, and is charged with an allocation of administrative expenses. Plan earnings are allocated to each participant’s account based on the ratio of the participant’s account balance and share of net earnings of their respective elected investment options. Allocations are determined in accordance with the provisions of the plan document. The benefit to which a participant is entitled is the benefit that can be provided from the vested portion of the participant’s account.

Notes Receivable from Participants

The Plan offers two types of loans, which are general-purpose loans and primary residence loans. The repayment period for a general-purpose loan may not exceed five years, and the repayment period for a primary residence loan may not exceed 15 years.

Participants may borrow from their accounts a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their vested account balances. Loans are secured by the participant’s vested account. Interest rates remain fixed for the life of the loan and are based on a rate that is commensurate with interest charged for loans that would be made under similar circumstances. For the applicable period, that was determined to be the prevailing prime rate plus 1%. Principal and interest are paid ratably through payroll deductions. Participant loans are classified as notes receivable from participants on the Statements of Net Assets Available for Benefits and are valued at their unpaid principal balance, plus accrued but unpaid interest. Interest income on notes receivable from participants is recorded when earned. Related fees are recorded as administrative expenses and are recorded when incurred. No allowance for credit losses has been recorded as of December 31, 2025 and 2024. Participants can continue to repay their loans post-termination, as long as they have not taken a distribution from their accounts.

Forfeitures

If a participant terminates employment before becoming fully vested in their Company matching contributions, the non-vested Company matching contributions (and earnings thereon) are forfeited at the earlier of the date the participant receives a distribution or incurs a five-year break-in-service. Forfeited balances are restored if the participant returns to an eligible status within five years of termination and repays any amount previously distributed. Forfeited balances of terminated participants’ non-vested accounts are used to reduce future Company matching contributions, restore previously forfeited balances, pay eligible plan expenses, or for any other permitted use.

Approximately $3 million of unallocated forfeitures were used to reduce Company matching contributions for 2025. As of December 31, 2025 and 2024, the balance of unallocated forfeiture totaled $0.9 million and $0.5 million, respectively.

Payment of Benefits

On termination, death, or retirement, participants may elect to receive their vested account balance in a lump-sum or in installments. Lump-sum payments may be made in cash or whole shares of stock for distribution from the HPE Stock Fund. Installment distributions are also permitted for participants eligible to begin receiving their minimum required distributions. Hardship withdrawals and in-service withdrawals are permitted if certain criteria are met. Participants may also, at any time, withdraw all or part of their rollover accounts.

Administrative Expenses and Investment Management Fees

Certain expenses of the Plan for administrative services are paid directly by the Plan, except to the extent the Company chooses to pay such expenses. Each participant is charged a fixed fee for recordkeeping services and are also charged certain fixed fees based on their account transactions, including fees for loan originations and maintenance, domestic relations order processing, dividend check processing and certain withdrawal and distribution transactions. Certain investment management fees related to investment options are paid directly to the Plan’s investment managers.
Plan Termination

Although it has not expressed any intent to do so, the Company has the right to discontinue its contributions and to terminate the Plan, in each case, at any time for any reason subject to the provisions of ERISA. In the event that the Plan is terminated, participants would become 100% vested in their accounts.